UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 14, 2005
                        (Date of earliest event reported)



                Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                  333-112636              04-3310019
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(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File No.)          Identification No.)

     60 Wall Street
     New York, New York                                        10005
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (212) 250-2500
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events.
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                  Attached as Exhibit 99.1 to this Current Report is a collateral term sheet (the "Collateral Term Sheet") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), an underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series COMM 2005-LP5 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-112636) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

                  The Collateral Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheet.

                  Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.        Financial Statements and Exhibits.
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(c) Exhibits

    Exhibit No.                                     Description
    -----------                                     -----------
       99.1                                     Collateral Term Sheet

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DEUTSCHE MORTGAGE & ASSET
                                                RECEIVING CORPORATION

Date: April 15, 2005

                                              By:  /s/ Helaine M. Kaplan
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                                              Name:    Helaine M. Kaplan
                                              Title:   President

                                              By:  /s/ Andrew Cherrick
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                                              Name:    Andrew Cherrick
                                              Title:   Vice President

                                INDEX TO EXHIBITS
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                                                                  Paper (P) or
Exhibit No.                         Description                  Electronic (E)
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  99.1                         Collateral Term Sheet                   E